UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 13, 2021

PROVIDENT ACQUISITION CORP.
(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-39860	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Unit 11C/D, Kimley Commercial Building
142 – 146 Queen’s Road Central
Hong Kong	N/A
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: + 852 2467 0338

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	PAQC	Nasdaq Capital Market
Redeemable warrants, each whole warrant exercisable for one Class A ordinary share at an exercise price of $11.50	PAQCW	Nasdaq Capital Market
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	PAQCU	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.02. Non-Reliance on Previously Issued Financial Statement and Related Audit Report.

Background

Provident Acquisition Corp. (the “Company”) is a newly formed Special Purpose Acquisition Corporations (“SPAC”) for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar Business Combination with one or more businesses ("Business Combination").

On January 5, 2021, the Sponsor transferred an aggregate of 110,000 of its Founder Shares, or 22,000 each to (i) the Company’s independent director for their board service and (ii) the Company’s advisory board members for their advisory service.

On January 12, 2021, the Company sold 23,000,000 units, including 3,000,000 units issued pursuant to the underwriters’ over-allotment option is exercised in full, at a purchase price of $10.00 per unit, in its initial public offering (the “IPO”). Each unit consists of one Class A ordinary share, and one-half of one warrant to purchase one Class A ordinary share (“Public Warrant”). Each whole Public Warrant will entitle the holder to purchase one Class A ordinary share at a price of $11.50 per share, subject to adjustment. Each Public Warrant will become exercisable on the later of 30 days after the completion of the initial Business Combination or 12 months from the closing of the IPO and will expire five years after the completion of the initial Business Combination, or earlier upon redemption or liquidation.

Simultaneously with the closing of the IPO, Provident Acquisition Holdings Ltd. (“Sponsor”) purchased an aggregate of 6,600,000 private placement warrants (“Private Placement Warrants”) at a purchase price of $1.00 per warrant, generating gross proceeds to the Company of $6,600,000. Public Warrants and Private Placement Warrants are collectively referred to as “Warrants”.

Forward Purchase Agreements

Prior to the IPO, the Company entered into (i) a forward purchase agreement (“FPA”) pursuant to which WF Asian Reconnaissance Fund Limited (“Ward Ferry”) agreed to subscribe for an aggregate of 2,500,000 Class A ordinary shares plus 1,250,000 forward purchase warrants (“Forward Purchase Warrants”) for a purchase price of $10.00 multiplied by the number of Class A ordinary shares, or $25,000,000 in the aggregate, in a private placement to close concurrently with the closing of the initial Business Combination in which the Sponsor transferred to Ward Ferry an aggregate of 312,500 Founder Shares for no cash consideration and (ii) an FPA pursuant to which PT Nugraha Eka Kencana (“Saratoga”) agreed to subscribe for an aggregate of 1,000,000 Class A ordinary shares plus 500,000 Forward Purchase Warrants for a purchase price of $10.00 multiplied by the number of Class A ordinary shares, or $10,000,000 in the aggregate, in a private placement to close concurrently with the closing of the initial Business Combination, and (iii) an FPA pursuant to which Aventis Star Investments Limited, an affiliate of the Sponsor and Provident Group (collectively with Ward Ferry and Saratoga, the “anchor investors”), agreed to subscribe for an aggregate of 2,000,000 Class A ordinary shares plus 1,000,000 Forward Purchase Warrants for a purchase price of $10.00 multiplied by the number of Class A ordinary shares, or $20,000,000 in the aggregate, in a private placement to close concurrently with the closing of the initial Business Combination.

Previous Reporting

The Company classified portion of the Class A ordinary share as permanent equity and did not recognize the value of Class B ordinary shares transferred to Ward Ferry, independent directors and advisors in its previously filed Quarterly Report on Form 10-Q for the quarter ending March 31, 2021 filed on May 20, 2021 (the “Prior 10-Q”).

Re-Classification of Class A Ordinary Shares

The Company has entered into a series of FPAs whereby the Company will generate $55,000,000 of proceeds with the issuance of 5,500,000 forward purchase shares at $10.00 per share. The forward purchase shares shall have the same terms as public shares, but not have any rights of redemption, rights to conversion into cash, or rights to any liquidating distributions from any funds held in the trust account established by the Company for the benefit of the Company’s public shareholders upon the closing of the IPO. With this influx of cash, the Company will have additional funds available to redeem shares of its Class A ordinary shares.

Recognition of Class B ordinary shares transferred by the Sponsor

Sponsor has provided an economic incentive to Ward Ferry for their sole participation in the FPA with no other services required by the Ward Ferry. Since 312,500 Class B ordinary shares are transferred directly by the Sponsor to Ward Ferry for the benefit of the Company, the Company follows SAB Topic 5T. Adjusting the value of the Class B ordinary shares transferred as a transaction cost of the FPA and reflecting it as expense in the statement of income of the Company. Similarly to shares transferred to Ward Ferry, the Class B ordinary shares transferred to the independent directors and advisors of the Company was to compensate for services rendered to the Company. Since the Class B ordinary shares are transferred directly by the Sponsor to the independent directors and advisors for the benefit of the Company, the Company follows SAB Topic 5T where expenses is recognized when the board was appointed.

Given the above and in accordance with ASC 480-10-S99 and SAB Topic 5T, on August 9, 2021, the Company’s audit committee concluded, after discussion with the Company’s management and Marcum LLP, the Company’s independent registered public accounting firm, that the Company’s financial statements for the quarter ended March 31, 2021 as included in the prior 10-Q should no longer be relied upon, and that to the extent funds are available, shares of the Company’s redeemable equity should be reported as temporary equity and Class B ordinary shares transferred should be recognized as expenses. The Company will prepare an amendment to the Prior 10-Q reflecting such changes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 13, 2021

PROVIDENT ACQUISITION CORP.

By:	/s/ Michael Aw
Michael Aw
Chief Executive Officer

[Signature Page to Form 8-K]

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